                        SEMIANNUAL REPORT MAY 31, 1999

                                 OPPENHEIMER

                                 QUEST GLOBAL
                               VALUE FUND, INC.

                                   [PHOTO]


                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An Interview
   with Your Fund's
   Managers

12 Financial
   Statements

31 Officers and
   Directors

32 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
- STOCK MARKETS IN JAPAN, LATIN AMERICA AND THE UNITED STATES PROVIDED ATTRACTIVE RETURNS for the portfolio over the past six months, while the Fund's European holdings rose modestly.

- THE CHANGE IN STOCK MARKET SENTIMENT FROM GROWTH TO VALUE BENEFITED THE FUND, which focuses on quality established businesses selling at reasonable valuations.

 CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 5/31/99

CLASS A
Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
8.18%             1.96%
-------------------------------

CLASS B

Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
7.87%             2.87%
-------------------------------

CLASS C

Without           With
Sales Chg.(1)     Sales Chg.(2)
-------------------------------
7.88%             6.88%
-------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio managers are employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class A shares are subject to an annual 0.25% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                  2 Opppenheimer Quest Global Value Fund, Inc.

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Quest Global Value
Fund, Inc.

DEAR SHAREHOLDER,

According to popular belief, the last six months have been particularly favorable for the financial markets.

     The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

     Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

     Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. In fact, the Federal Reserve Board recently indicated its readiness to raise short-term interest rates as an inflation-fighting measure. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.


                                                                  (over, please)

1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.

                  3 Oppenheimer Quest Global Value Fund, Inc.

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

     Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
June 21, 1999



                  4 Oppenheimer Quest Global Value Fund, Inc.

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Richard Glasebrook II
James Sheldon

AN INTERVIEW WITH YOUR FUND'S MANAGERS

HOW DID OPPENHEIMER QUEST GLOBAL VALUE FUND, INC. PERFORM OVER THE SIX-MONTH PERIOD THAT ENDED MAY 31, 1999?

We are pleased with the Fund's performance, and we attributed the Fund's positive performance to our stock selection strategy. This strategy positioned us to benefit from the change in global stock market leadership that occurred primarily in April and May 1999. During this time, investors shifted assets from large-capitalization growth stocks to value-oriented and cyclical stocks, including many of the individual companies in which the Fund invested.

WHAT WAS THE FUND'S STRATEGY OVER THE PAST SIX MONTHS?

Our strategy remained unchanged. We continued to search the world for high-quality established businesses that we believed had been overlooked by most investors. Maintaining this approach helped us identify individual companies that not only were selling at attractive prices relative to earnings, but that we believed also had solid long-term outlooks.

                  5 Oppenheimer Quest Global Value Fund, Inc.

"OVER THE SIX-MONTH REPORTING PERIOD, WE FOUND MORE COMPANIES IN JAPAN AND FEWER IN EUROPE THAT WE IDENTIFIED AS COMPELLING INVESTMENT OPPORTUNITIES."

AN INTERVIEW WITH YOUR FUND'S MANAGERS

WHICH REGIONS OF THE WORLD OFFERED THE MOST ATTRACTIVE INVESTMENT OPPORTUNITIES?

Over the last six months, we found more companies in Japan and fewer in Europe that we believed represented truly compelling investment opportunities. As a result, we selectively added several companies in Japan to the portfolio. We also sold a similar amount of investments in European companies that had either met our target prices or appeared less attractive when compared to the new opportunities. As a result of these changes, the amount of assets allocated to European companies declined from about 34% of our global portfolio at the start of the six-month period to about 32% at the end of the period. Conversely, our allocation to Japanese investments rose from about 6% of our international portfolio to approximately 11%.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/2/90. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class A shares are subject to an annual 0.25% asset-based sales charge. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                  6 Oppenheimer Quest Global Value Fund, Inc.

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 6/30/99(1)

CLASS A

                Since
1 year  5 year  Inception

--------------------------
3.41%   13.90%  11.00%
--------------------------


CLASS B

                Since
1 year  5 year  Inception

--------------------------
4.17%   14.45%  13.45%
--------------------------


CLASS C

                Since
1 year  5 year  Inception

--------------------------
8.23%   14.63%  13.51%
--------------------------

WHY DO JAPANESE COMPANIES NOW LOOK ATTRACTIVE?

We have noted with interest that many corporate executives in Japan have begun to change the way they run their businesses. For the first time since World War II, some Japanese management teams are restructuring their companies to become more efficient, productive and profitable. This restructuring process is similar to the changes implemented by many U.S. companies in the 1980s and many European companies earlier this decade. Japanese companies are reducing staff, selling non-core or unprofitable businesses, allocating capital more effectively and focusing more intently on shareholder value.

     Because we take a "bottom up" approach to portfolio management, we evaluate investment opportunities one company at a time. As portfolio managers, we have tried to identify those restructuring candidates where management has a credible plan, and in our opinion, where it is likely that an already-strong business position will get stronger after restructuring.

HOW HAVE EUROPE AND THE UNITED STATES FARED?

Over the past six months, European stock markets recorded modest gains in local currency terms. However, due to the exchange rate between the weak euro and the relatively strong U.S. dollar, most U.S. investors did not benefit. The euro's relative weakness was primarily the result of Europe's slow rate of economic growth compared to robust growth in the United States. In addition, political instability in key nations such as Germany and the war in Kosovo helped make equity investors cautious.

                  7 Oppenheimer Quest Global Value Fund, Inc.

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Nonetheless, because of our security selection strategy, we are pleased to have outperformed the averages in Europe. Furthermore, the Fund's European holdings contributed positively to performance, even in U.S. dollar terms. Our stock selection strategy in Europe favored companies that appeared to be on the verge of converting their industry leadership into strong cash flow growth.

     In the United States, stronger-than-expected economic growth during the first quarter of 1999 caused long-term bond yields to rise which, in turn, created changes in the leadership of the stock market. Because higher bond yields effectively reduced the premium investors were willing to pay for highly valued growth stocks, investors turned their attention to other, more reasonably valued, market segments. This development strongly benefited many of our holdings, which are composed primarily of companies chosen for their superior business characteristics and reasonable valuations.

DID THE FUND HOLD ANY INVESTMENTS IN THE EMERGING MARKETS?

Yes. Our emerging market investments were primarily in Brazil, where the market fell sharply in January after the devaluation of the local currency. We used the opportunity to add several attractively priced telecommunications companies to the portfolio. These stocks provided strong returns when Brazil's economy began to stabilize and its stock market rebounded. We also established positions in India, including a leading bank and a telecommunications company that we regarded as very attractively valued. We expect these companies to benefit as India's political climate improves.


                  8 Oppenheimer Quest Global Value Fund, Inc.

WHAT STOCKS CONTRIBUTED MOST TO PERFORMANCE OVER THE PAST SIX MONTHS?

Citigroup, Inc., the global financial services giant, provided attractive returns when investors realized that its exposure to Latin American and Asian markets were unlikely to erode future earnings. Shares of Du Pont (E.I.) De Nemours & Co., the U.S. chemical company, rose when investors became less concerned about the effects of foreign markets on revenues. Du Pont also benefited from renewed investor interest in previously out-of-favor cyclical companies. Finally, Boeing Co.'s stock rebounded after a long period of underperformance related to management missteps after the company's merger with former rival McDonnell Douglas. Orders for Boeing aircraft have been relatively strong, including orders from overseas airlines.

WHAT IS YOUR OUTLOOK FOR GLOBAL STOCKS OVER THE FORESEEABLE FUTURE?

We remain cautiously optimistic. In the United States, we are encouraged by the recent resurgence of value-oriented and small-cap stocks. We are hopeful that investors' single-minded focus on large growth companies is past, and that solid value-oriented companies will receive the attention that we believe they deserve. Internationally, we continue to believe that Japan holds the key to higher stock prices worldwide. We are hopeful that recent, long-awaited reforms will help Japan improve its economy, and that corporate restructuring will benefit stock prices as it has in the United States and Europe.

                  9 Oppenheimer Quest Global Value Fund, Inc.

SECTOR WEIGHTINGS(2)
[PIE CHART]

- Financial             30.8%
- Capital Goods         13.0
- Technology            12.3
- Consumer Staples      11.6
- Consumer Cyclical      8.7
- Basic Materials        7.3
- Communication
  Services               6.4
- Healthcare             5.2
- Transportation         2.7
- Energy                 1.2
- Utility                0.8

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Regardless of what happens in the global economy, however, we intend to continue to evaluate investment opportunities one company at a time. In our view, strict adherence to our longstanding investment discipline is an important part of what makes OppenheimerFunds The Right Way to Invest.

TOP 10 COUNTRY HOLDINGS (2)
----------------------------------------------------------
United States                                       49.0%
----------------------------------------------------------
Japan                                               10.7
----------------------------------------------------------
Great Britain                                        8.8
----------------------------------------------------------
France                                               7.9
----------------------------------------------------------
Sweden                                               3.6
----------------------------------------------------------
Germany                                              3.5
----------------------------------------------------------
Australia                                            2.5
----------------------------------------------------------
The Netherlands                                      2.1
----------------------------------------------------------
Brazil                                               1.6
----------------------------------------------------------
Israel                                               1.5
----------------------------------------------------------

TOP 10 STOCK HOLDINGS (2)
----------------------------------------------------------
Freddie Mac                                          5.4%
----------------------------------------------------------
Wells Fargo Co.                                      4.7
----------------------------------------------------------
Citigroup, Inc.                                      4.4
----------------------------------------------------------
XL Capital Ltd.                                      3.6
----------------------------------------------------------
Computer Associates International, Inc.              3.4
----------------------------------------------------------
McDonald's Corp.                                     2.7
----------------------------------------------------------
Boeing Co.                                           2.6
----------------------------------------------------------
News Corp. Ltd.                                      2.5
----------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                      2.5
----------------------------------------------------------
American Home Products Corp.                         2.4
----------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of May 31, 1999, and are based on total market value of investments.


                  10 Oppenheimer Quest Global Value Fund, Inc.

FINANCIALS




                  11 Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF INVESTMENTS May 31, 1999 (Unaudited)

                                                                                      MARKET VALUE
                                                                           SHARES     SEE NOTE 1
==================================================================================================
COMMON STOCKS--98.3%
-------------------------------------------------------------------------------------------------
BASIC MATERIALS--7.2%
-------------------------------------------------------------------------------------------------
CHEMICALS--5.4%
Du Pont (E.I.) De Nemours & Co.(1)                                          185,400   $12,132,112
-------------------------------------------------------------------------------------------------
Hoechst AG                                                                  104,100     4,587,955
-------------------------------------------------------------------------------------------------
Monsanto Co.                                                                233,600     9,694,400
                                                                                       ----------
                                                                                       26,414,467
-------------------------------------------------------------------------------------------------
METALS--1.0%
Alcoa, Inc.                                                                  93,400     5,137,000
-------------------------------------------------------------------------------------------------
PAPER--0.8%
AssiDoman AB                                                                 21,750       437,622
-------------------------------------------------------------------------------------------------
Enso Oyj, R Shares                                                          360,000     3,681,393
                                                                                        ---------
                                                                                        4,119,015
-------------------------------------------------------------------------------------------------
CAPITAL GOODS--12.9%
-------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--2.9%
Boeing Co.                                                                  301,900    12,755,275
-------------------------------------------------------------------------------------------------
Embraer-Empresa Brasileira de Aeronautica SA, Preference                154,600,000     1,603,899
                                                                                       ----------
                                                                                       14,359,174
-------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
Siebe plc                                                                 1,216,220     5,544,546
-------------------------------------------------------------------------------------------------
Siemens AG                                                                   71,997     4,848,095
                                                                                       ----------
                                                                                       10,392,641
-------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.1%
Secom Co. Ltd.                                                               56,000     5,330,243
-------------------------------------------------------------------------------------------------
MANUFACTURING--6.8%
Canon Sales Co., Inc.                                                       138,000     2,151,895
-------------------------------------------------------------------------------------------------
Caterpillar, Inc.                                                           203,400    11,161,575
-------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                        104,700     8,978,025
-------------------------------------------------------------------------------------------------
Societe BIC SA                                                              114,158     6,571,047
-------------------------------------------------------------------------------------------------
Sodick Co.(2)                                                                   600         2,567
-------------------------------------------------------------------------------------------------
Williams plc                                                                812,800     4,757,135
                                                                                       ----------
                                                                                       33,622,244
-------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--6.3%
-------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--5.8%
Embratel Participacoes SA, ADR                                               51,400       706,750
-------------------------------------------------------------------------------------------------
Ericsson LM, B Shares                                                       184,000     4,925,509
-------------------------------------------------------------------------------------------------
Fujitsu Ltd.(2)                                                             150,000     2,507,863
-------------------------------------------------------------------------------------------------
Mahanagar Telephone Nigam Ltd.                                              362,325     3,279,041
-------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(2)                                                       114,000     9,846,750

                  12 Oppenheimer Quest Global Value Fund, Inc.

                                                                                      MARKET VALUE
                                                                           SHARES     SEE NOTE 1
==================================================================================================
TELECOMMUNICATIONS: LONG DISTANCE(CONTINUED)
Nokia Oyj                                                                    30,450   $ 2,171,414
-------------------------------------------------------------------------------------------------
Telecom Italia SpA                                                          219,700     2,269,645
-------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA                                          66,100,000     3,123,995
                                                                                       ----------
                                                                                       28,830,967
-------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.5%
Telecom Italia SPA, RNC shares                                              472,000     2,571,287
-------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--8.7%
-------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.9%
Electrolux AB, Series B Free                                                230,000     4,466,761
-------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--2.6%
EMI Group plc                                                               740,000     5,223,351
-------------------------------------------------------------------------------------------------
Nintendo Co. Ltd.                                                            47,000     5,523,919
-------------------------------------------------------------------------------------------------
Scandic Hotels AB(2)                                                        199,200     1,940,110
                                                                                       ----------
                                                                                       12,687,380
-------------------------------------------------------------------------------------------------
MEDIA--2.9%
News Corp. Ltd., Sponsored ADR, Preference                                  409,000    12,448,938
-------------------------------------------------------------------------------------------------
Reed International plc                                                      270,000     1,968,551
                                                                                       ----------
                                                                                       14,417,489
-------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.6%
Aldeasa SA                                                                   10,750       323,160
-------------------------------------------------------------------------------------------------
The Great Universal Stores plc                                              686,700     7,328,462
                                                                                        ---------
                                                                                        7,651,622
-------------------------------------------------------------------------------------------------
TEXTILE/APPAREL & HOME FURNISHINGS--0.7%
Yue Yuen Industrial Holdings Ltd.                                         1,473,000     3,305,206
-------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.7%
-------------------------------------------------------------------------------------------------
BEVERAGES--1.5%
Diageo plc                                                                  466,119     4,903,465
-------------------------------------------------------------------------------------------------
Mikuni Coca-Cola Bottling Ltd.                                              114,000     2,358,881
                                                                                        ---------
                                                                                        7,262,346
-------------------------------------------------------------------------------------------------
BROADCASTING--2.1%
Canal Plus                                                                   16,900     4,903,662
-------------------------------------------------------------------------------------------------
Chancellor Media Corp.(2)                                                   103,500     5,259,094
                                                                                       ----------
                                                                                       10,162,756
-------------------------------------------------------------------------------------------------
ENTERTAINMENT--2.7%
McDonald's Corp.                                                            340,900    13,124,650
-------------------------------------------------------------------------------------------------
FOOD--1.8%
Ajinomoto Co., Inc.                                                         199,000     2,128,025
-------------------------------------------------------------------------------------------------
Groupe Danone                                                                24,000     6,625,002
                                                                                       ----------
                                                                                        8,753,027

                  13 Oppenheimer Quest Global Value Fund, Inc.

                                                                                      MARKET VALUE
                                                                           SHARES     SEE NOTE 1
==================================================================================================
FOOD & DRUG RETAILERS--1.2%
Carrefour SA                                                                 46,230  $  6,081,006
-------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--2.4%
Kao Corp.                                                                   237,000     6,512,497
-------------------------------------------------------------------------------------------------
Reckitt & Colman plc                                                        466,632     5,207,955
                                                                                       ----------
                                                                                       11,720,452
-------------------------------------------------------------------------------------------------
ENERGY--1.2%
-------------------------------------------------------------------------------------------------
ENERGY SERVICES--0.6%
Stolt Comex Seaway SA(2)                                                    263,900     2,935,888
-------------------------------------------------------------------------------------------------
OIL: INTERNATIONAL--0.6%
Petroleo Brasileiro SA, ADR                                                 195,000     2,742,324
-------------------------------------------------------------------------------------------------
FINANCIAL--29.6%
-------------------------------------------------------------------------------------------------
BANKS--11.3%
Banco Popular Espanol SA                                                     70,000     5,130,822
-------------------------------------------------------------------------------------------------
Bank Austria AG                                                             109,160     5,604,229
-------------------------------------------------------------------------------------------------
Banque Nationale de Paris                                                    49,763     4,204,253
-------------------------------------------------------------------------------------------------
Bayerische Hypo-Und Vereinsbank                                              74,000     3,953,880
-------------------------------------------------------------------------------------------------
Empresa Nacional de Comercio Redito e
Participacoes SA, Preference(3)                                           3,050,000         2,461
-------------------------------------------------------------------------------------------------
Skandinaviska Enskilda Banken Group                                         480,000     5,822,710
-------------------------------------------------------------------------------------------------
State Bank of India, GDR                                                    275,900     2,834,873
-------------------------------------------------------------------------------------------------
Unidanmark AS, A Shares                                                      70,400     4,953,758
-------------------------------------------------------------------------------------------------
Wells Fargo Co.                                                             576,600    23,064,000
                                                                                       ----------
                                                                                       55,570,986
-------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--13.8%
Aiful Corp.                                                                  35,500     3,173,315
-------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                             328,000    21,730,000
-------------------------------------------------------------------------------------------------
Freddie Mac                                                                 454,100    26,479,706
-------------------------------------------------------------------------------------------------
Household International, Inc.                                                63,000     2,732,625
-------------------------------------------------------------------------------------------------
ING Groep NV                                                                 92,262     4,944,104
-------------------------------------------------------------------------------------------------
Nikko Securities Co. Ltd.                                                   702,200     3,068,710
-------------------------------------------------------------------------------------------------
Takefuji Corp.                                                               70,000     6,170,335
                                                                                       ----------
                                                                                       68,298,795
-------------------------------------------------------------------------------------------------
INSURANCE--4.5%
Scor                                                                         85,306     4,549,049
-------------------------------------------------------------------------------------------------
XL Capital Ltd.                                                             290,720    17,679,410
                                                                                       ----------
                                                                                       22,228,459

                  14 Oppenheimer Quest Global Value Fund, Inc.

                                                                                      MARKET VALUE
                                                                           SHARES     SEE NOTE 1
==================================================================================================
HEALTHCARE--5.2%
-------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.2%
American Home Products Corp.                                                200,000  $ 11,525,000
-------------------------------------------------------------------------------------------------
Gedeon Richter Rt., GDR, Registered S Shares                                 52,500     1,942,500
-------------------------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd., ADR                                    147,000     7,221,375
                                                                                       ----------
                                                                                       20,688,875
-------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--1.0%
Smith & Nephew plc                                                        1,789,052     4,959,531
-------------------------------------------------------------------------------------------------
TECHNOLOGY--12.1%
-------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--2.5%
Canon, Inc.                                                                  94,000     2,372,951
-------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                       426,100    10,093,244
                                                                                       ----------
                                                                                       12,466,195
-------------------------------------------------------------------------------------------------
COMPUTER SERVICES--0.5%
Fujitsu Support & Service, Inc.                                              22,000     2,549,246
-------------------------------------------------------------------------------------------------
Synstar plc(2)                                                               85,000       162,764
                                                                                        ---------
                                                                                        2,712,010
-------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--3.7%
Cadence Design Systems, Inc.(2)                                             120,600     1,552,725
-------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                                     350,000    16,559,375
                                                                                       ----------
                                                                                       18,112,100
-------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.2%
Alcatel                                                                      49,802     5,936,391
-------------------------------------------------------------------------------------------------
ELECTRONICS--4.2%
Intel Corp.                                                                 129,000     6,974,063
-------------------------------------------------------------------------------------------------
Rohm Co.                                                                     18,900     2,476,303
-------------------------------------------------------------------------------------------------
Royal Philips Electronics NV                                                 60,600     5,211,700
-------------------------------------------------------------------------------------------------
Sony Corp.                                                                   65,700     6,177,387
                                                                                       ----------
                                                                                       20,839,453
-------------------------------------------------------------------------------------------------
TRANSPORTATION--2.6%
-------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--1.6%
UAL Corp.(2)                                                                119,700     8,049,825
-------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--1.0%
Canadian Pacific Ltd.                                                       218,000     5,005,989
-------------------------------------------------------------------------------------------------
UTILITIES--0.8%
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
Veba AG                                                                      66,525     3,777,075
                                                                                      -----------
Total Common Stocks (Cost $412,369,829)                                               484,733,629

                  15 Oppenheimer Quest Global Value Fund, Inc.

                                                                          FACE            MARKET VALUE
                                                                          AMOUNT          SEE NOTE 1
======================================================================================================
SHORT-TERM NOTES--1.1%
------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 4.68%, 6/1/99(4) (Cost $5,555,000)               $5,555,000       $  5,555,000
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $417,924,829)                                99.4%       490,288,629
------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                 0.6%         2,997,479
                                                                             -------      ------------
NET ASSETS                                                                    100.0%      $493,286,108
                                                                             =======      ============

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:


GEOGRAPHIC DIVERSIFICATION                                MARKET VALUE     PERCENT
-----------------------------------------------------------------------------------
United States                                           $240,083,853          49.0%
-----------------------------------------------------------------------------------
Japan                                                     52,504,137          10.7
-----------------------------------------------------------------------------------
Great Britain                                             42,991,648           8.8
-----------------------------------------------------------------------------------
France                                                    38,870,410           7.9
-----------------------------------------------------------------------------------
Sweden                                                    17,592,712           3.6
-----------------------------------------------------------------------------------
Germany                                                   17,167,006           3.5
-----------------------------------------------------------------------------------
Australia                                                 12,448,938           2.5
-----------------------------------------------------------------------------------
The Netherlands                                           10,155,804           2.1
-----------------------------------------------------------------------------------
Brazil                                                     8,179,429           1.6
-----------------------------------------------------------------------------------
Israel                                                     7,221,375           1.5
-----------------------------------------------------------------------------------
India                                                      6,113,914           1.3
-----------------------------------------------------------------------------------
Finland                                                    5,852,807           1.2
-----------------------------------------------------------------------------------
Austria                                                    5,604,229           1.1
-----------------------------------------------------------------------------------
Spain                                                      5,453,982           1.1
-----------------------------------------------------------------------------------
Canada                                                     5,005,989           1.0
-----------------------------------------------------------------------------------
Denmark                                                    4,953,758           1.0
-----------------------------------------------------------------------------------
Italy                                                      4,840,932           1.0
-----------------------------------------------------------------------------------
Hong Kong                                                  3,305,206           0.7
-----------------------------------------------------------------------------------
Hungary                                                    1,942,500           0.4
                                                           ---------           ----
Total                                                   $490,288,629         100.0%
                                                        ============         ======

1. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

2. Non-income producing security.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

                  16 Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES May 31, 1999 (Unaudited)

=====================================================================================================
ASSETS
Investments, at value (cost $417,924,829)--see accompanying statement                   $490,288,629
-----------------------------------------------------------------------------------------------------
Cash                                                                                         716,707
-----------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $3,581,273)                                                 3,581,273
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency
exchange contracts--Note 5                                                                       531
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                     1,791,043
Shares of capital stock sold                                                               1,449,952
Investments sold                                                                             888,224
Other                                                                                         43,333
                                                                                         -----------
Total assets                                                                             498,759,692

====================================================================================================
LIABILITIES
Unrealized depreciation on foreign currency
exchange contracts--Note 5                                                                   197,273
----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                      3,921,576
Shares of capital stock redeemed                                                             907,925
Distribution and service plan fees                                                           212,014
Shareholder reports                                                                           94,762
Transfer and shareholder servicing agent fees                                                 60,128
Directors' compensation--Note 1                                                               32,396
Custodian fees                                                                                22,276
Other                                                                                         25,234
                                                                                        ------------
Total liabilities                                                                          5,473,584

====================================================================================================
NET ASSETS                                                                              $493,286,108
                                                                                        ============

----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                    $    253,778
----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               365,242,599
----------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                     (2,172,399)
----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions            57,818,687
----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                         72,143,443
                                                                                        ------------
Net assets                                                                              $493,286,108
                                                                                        ============


                  17 Oppenheimer Quest Global Value Fund, Inc.

======================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$311,548,741 and 15,888,329 shares of capital stock outstanding)                                $19.61
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering
price)                                                                                          $20.81

-------------------------------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,456,016 and
6,860,612 shares of capital stock outstanding)                                                  $19.16

--------------------------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $50,281,351 and
2,628,877 shares of capital stock outstanding)                                                  $19.13

See accompanying Notes to Financial Statements.

                  18 Oppenheimer Quest Global Value Fund, Inc.

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 1999 (Unaudited)

==================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $267,015)              $  4,304,401
----------------------------------------------------------------------------------
Interest                                                                   443,505
                                                                         ---------
Total income                                                             4,747,906

----------------------------------------------------------------------------------
EXPENSES
Management fees--Note 4                                                  1,797,325
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    761,831
Class B                                                                    649,981
Class C                                                                    251,497
----------------------------------------------------------------------------------
Administrative fees--Note 4                                                606,285
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                      359,678
----------------------------------------------------------------------------------
Shareholder reports                                                        112,755
----------------------------------------------------------------------------------
Custodian fees and expenses                                                 33,885
----------------------------------------------------------------------------------
Registration and filing fees                                                32,796
----------------------------------------------------------------------------------
Directors' compensation--Note 1                                             29,256
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 18,683
----------------------------------------------------------------------------------
Other                                                                       63,553
                                                                         ---------
Total expenses                                                           4,717,525
Less expenses paid indirectly--Note 4                                       (2,818)
                                                                         ---------
Net expenses                                                             4,714,707

----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       33,199

----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                             60,784,390
Foreign currency transactions                                           (2,460,884)
                                                                        ----------
Net realized gain                                                       58,323,506
----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                            (12,261,454)
Translation of assets and liabilities denominated
in foreign currencies                                                   (8,718,638)
                                                                       -----------
Net change                                                             (20,980,092)
                                                                        ----------
Net realized and unrealized gain                                        37,343,414

----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 37,376,613
                                                                      ============

See accompanying Notes to Financial Statements.

                  19 Oppenheimer Quest Global Value Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                   MAY 31, 1999          NOVEMBER 30,
                                                                   (UNAUDITED)           1998
=====================================================================================================
OPERATIONS
Net investment income (loss)                                       $     33,199          $   (405,890)
-----------------------------------------------------------------------------------------------------
Net realized gain                                                    58,323,506            27,310,462
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               (20,980,092)            9,909,381
                                                                    -----------             ---------
Net increase in net assets resulting from operations                 37,376,613            36,813,953

=====================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:

Class A                                                              (1,314,897)             (373,535)
Class B                                                                 (32,741)                   --
Class C                                                                  (8,255)                   --
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:

Class A                                                             (16,895,584)          (10,969,004)
Class B                                                              (7,564,602)           (4,151,937)
Class C                                                              (2,976,679)           (1,648,947)

=====================================================================================================
CAPITAL STOCK TRANSACTIONS

Net increase (decrease) in net assets
resulting from capital stock transactions--Note 2:

Class A                                                              10,315,512            14,728,260
Class B                                                                 219,706            25,981,560
Class C                                                              (1,560,073)           10,484,959

=====================================================================================================
NET ASSETS
Total increase                                                       17,559,000            70,865,309
-----------------------------------------------------------------------------------------------------
Beginning of period                                                 475,727,108           404,861,799
                                                                    -----------           -----------
End of period (including overdistributed net investment
income of $2,172,399 and $849,705, respectively)                   $493,286,108          $475,727,108
                                                                   ============          ============

See accompanying Notes to Financial Statements.

                  20 Oppenheimer Quest Global Value Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     --------------------------------------------------------------------
                                                     SIX MONTHS
                                                     ENDED
                                                     MAY 31,
                                                     1999             YEAR ENDED NOVEMBER 30,
                                                     (UNAUDITED)      1998        1997     1996     1995(1)      1994
===========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $19.37           $18.50      $16.48    $15.49      $14.16      $13.54
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             .02              .03         .03       .03         .11(2)      .01(2)
Net realized and unrealized gain                        1.42             1.63        2.55      2.33        2.45        1.10
                                                       -----            -----       -----     -----       -----       -----
Total income from
investment operations                                   1.44             1.66        2.58      2.36        2.56        1.11
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.09)            (.03)       (.01)     (.13)         --          --
Distributions from net realized gain                   (1.11)            (.76)       (.55)    (1.24)      (1.23)       (.49)
                                                       -----             ----        ----     -----       -----        ----
Total dividends and distributions to shareholders      (1.20)            (.79)       (.56)    (1.37)      (1.23)       (.49)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.61           $19.37      $18.50    $16.48      $15.49      $14.16
                                                      ======           ======      ======    ======      ======      ======

===========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                     8.18%            9.38%      16.24%    16.60%      19.75%       8.37%

===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                      $311,549         $295,596    $267,636  $192,000    $161,693    $148,044
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $305,649         $291,554    $233,020  $174,838    $154,288    $148,461
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                            0.20%(5)         0.09%       0.17%   0.19%         0.77%       0.05%(6)
Expenses(7)                                             1.76%(5)         1.76%       1.73%   1.88%         1.88%       1.92%(6)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                51%              59%         32%     48%           76%         70%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Less than $0.005 per share.

4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                  21 Oppenheimer Quest Global Value Fund, Inc.

                                                    CLASS B
                                                    ----------------------------------------------------------------------
                                                    SIX MONTHS
                                                    ENDED
                                                    MAY 31,
                                                    1999            YEAR ENDED NOVEMBER 30,
                                                    (UNAUDITED)     1998        1997        1996        1995(1)      1994
============================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                 $18.92           $18.14      $16.25    $15.30        $14.07      $13.52
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           (.03)            (.06)       (.04)       --           .02(2)     (.06)(2)
Net realized and unrealized gain                       1.38             1.60        2.48      2.26          2.44        1.10
                                                      -----            -----       -----     -----         -----        ----
Total income from
investment operations                                  1.35             1.54        2.44      2.26          2.46        1.04
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from
net investment income                                    --(3)            --          --      (.07)           --          --
Distributions from net realized gain                  (1.11)            (.76)       (.55)    (1.24)        (1.23)       (.49)
                                                     ------            -----       -----     -----         -----        -----
Total dividends and
distributions to shareholders                         (1.11)            (.76)       (.55)    (1.31)        (1.23)       (.49)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $19.16          $18.92      $18.14    $16.25        $15.30      $14.07
                                                      ======          ======      ======    ======        ======      ======

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                      7.87%           8.89%      15.61%    16.03%        19.12%       7.84%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                       $131,456       $129,071     $98,457   $38,634       $16,980     $10,268
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $130,367       $118,617     $67,317   $27,351       $13,908     $ 5,982
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                            (0.31)%(5)     (0.41)%     (0.34)%   (0.03)%        0.16%      (0.44)%(6)
Expenses(7)                                              2.26%(5)       2.27%       2.24%     2.41%         2.47%       2.50%(6)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                  51%           59%       32%         48%           76%         70%

5. Annualized.

6. During the periods noted above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets for Class A would have been 0.04% and 1.93%, respectively, for the year ended November 30, 1994. The ratios of net investment income (loss) to average net assets and the ratios of expenses to average net assets would have been (0.45)% and 2.51%, respectively, for Class B and (0.59)% and 2.66%, respectively, for Class C, for the year ended November 30, 1994.

                  22 Oppenheimer Quest Global Value Fund, Inc.

                                             CLASS C
                                             -----------------------------------------------------------------------------
                                             SIX MONTHS
                                             ENDED
                                             MAY 31,
                                             1999              YEAR ENDED NOVEMBER 30,
                                             (UNAUDITED)       1998       1997          1996      1995(1)       1994
==========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period         $18.89          $18.11      $16.22        $15.26     $14.06       $13.52
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                   (.03)           (.06)      (.03)          (.04)      --(2)        (.08)(2)
Net realized and unrealized gain               1.38            1.60       2.47           2.29       2.43         1.11
                                               ----            ----       ----           ----       ----         ----
Total income from
investment operations                          1.35            1.54       2.44           2.25       2.43         1.03

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income             --(3)           --         --           (.05)        --           --
Distributions from net realized gain          (1.11)           (.76)      (.55)         (1.24)     (1.23)        (.49)
                                              -----            ----       ----          -----      -----         ----

Total dividends and distributions
to shareholders                               (1.11)           (.76)      (.55)         (1.29)     (1.23)        (.49)

--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $19.13          $18.89     $18.11         $16.22     $15.26       $14.06
                                             ======          ======     ======         ======     ======       ======

==========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            7.88%           8.90%     15.64%         16.04%     18.90%        7.77%

==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $50,281         $51,060    $38,769        $16,149     $4,373       $2,415
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $50,432         $47,322    $26,735        $10,152     $3,834       $1,150
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                   (.31)%(5)      (0.41)%    (0.34)%        (0.07)%     0.03%       (0.59)%(6)
Expenses(7)                                    2.26%(5)        2.27%      2.24%          2.43%      2.60%        2.66%(6)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                       51%             59%        32%            48%        76%          70%


7. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expenses have not been adjusted.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 1999 were $239,677,587 and $247,028,250, respectively.

See accompanying Notes to Financial Statements.

                  23 Oppenheimer Quest Global Value Fund, Inc.

NOTES TO FINANCIAL STATEMENTS(Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Global Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                  24 Oppenheimer Quest Global Value Fund, Inc.

================================================================================
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

               The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended May 31, 1999, a provision of $19,580 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $32,017 as of May 31, 1999.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

                  25 Oppenheimer Quest Global Value Fund, Inc.

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. CAPITAL STOCK

The Fund has authorized 100 million shares of $.01 par value capital stock. Transactions in shares of capital stock were as follows:

                                               SIX MONTHS ENDED MAY 31, 1999           YEAR ENDED NOVEMBER 30, 1998
                                               -----------------------------           ------------------------------
                                                SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                              2,873,171        $ 54,366,957           4,910,696        $ 93,437,975
Dividends and
distributions reinvested                          1,009,187          17,630,486             626,544          10,983,313
Redeemed                                         (3,250,686)        (61,681,931)         (4,750,300)        (89,693,028)
                                               ------------        ------------        ------------        ------------
Net increase                                        631,672        $ 10,315,512             786,940        $ 14,728,260
                                               ============        ============        ============        ============

---------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                557,609        $ 10,404,708           2,090,654        $ 38,937,146
Dividends and
distributions reinvested                            419,286           7,173,981             227,806           3,918,313
Redeemed                                           (938,382)        (17,358,983)           (923,753)        (16,873,899)
                                               ------------        ------------        ------------        ------------
Net increase                                         38,513        $    219,706           1,394,707        $ 25,981,560
                                               ============        ============        ============        ============

---------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                312,744        $  5,797,118           1,153,408        $ 21,397,342
Dividends and
distributions reinvested                            158,685           2,710,342              88,697           1,522,922
Redeemed                                           (545,947)        (10,067,533)           (679,309)        (12,435,305)
                                               ------------        ------------        ------------        ------------
Net increase (decrease)                             (74,518)       $ (1,560,073)            562,796        $ 10,484,959
                                               ============        ============        ============        ============

                  26 Oppenheimer Quest Global Value Fund, Inc.

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of May 31, 1999, net unrealized appreciation on investments of $72,363,800 was composed of gross appreciation of $88,025,877, and gross depreciation of $15,662,077.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $400 million of average annual net assets, 0.70% of the next $400 million and 0.65% of average annual net assets in excess of $800 million. The Fund's management fee for the six months ended May 31, 1999 was 0.74% of average annual net assets for each class of shares.

               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended May 31, 1999, the Manager paid $812,451 to the Sub-Advisor.

               The administration fees are payable monthly to the Manager and are computed on the Fund's average daily net assets at the annual rate of 0.25%.

               For the six months ended May 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $405,796, of which $124,164 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $55,252, $280,178 and $43,213, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $27,635 and $1,140, respectively. During the six months ended May 31, 1999, OFDI received contingent deferred sales charges of $190,238 and $8,055, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended May 31, 1999, the Fund paid OFS $347,426.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                  27 Oppenheimer Quest Global Value Fund, Inc.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES(CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. During the six months ended May 31, 1999, OFDI paid $19,816 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $252,430 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended May 31, 1999, OFDI paid $5,429 and $2,290, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $522,575 and $92,624, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of May 31, 1999, OFDI had incurred excess distribution and servicing costs of $2,570,632 for Class B and $498,295 for Class C.


                  28 Oppenheimer Quest Global Value Fund, Inc.

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

               The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

               The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

               Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

As of May 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                   EXPIRATION   CONTRACT        VALUATION AS OF   UNREALIZED      UNREALIZED
CONTRACT DESCRIPTION               DATES        AMOUNTS (000S)  MAY 31, 1999      APPRECIATION    DEPRECIATION
---------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
British Pound Sterling (GPB)       6/2/99       1,306 GPB      $ 2,093,342         $526           $     --
Euro (EUR)                         6/1/99         409 EUR          427,657            5                 --
                                                                                    ---           --------
                                                                                    531                 --
                                                                                    ---           --------
CONTRACTS TO SELL
-----------------
Euro (EUR)                         6/1/99       1,807 EUR        1,889,597           --              2,553
Japanese Yen (JPY)                8/19/99   1,245,054 JPY       10,412,807           --            184,808
Japanese Yen (JPY)                 6/1/99     279,465 JPY        2,313,066           --              9,912
                                                                                    ---           --------
                                                                                     --            197,273
                                                                                    ---           --------

Total Unrealized Appreciation and Depreciation                                     $531           $197,273
                                                                                   ====           ========

                  29 Oppenheimer Quest Global Value Fund, Inc.

================================================================================
6. ILLIQUID AND RESTRICTED SECURITIES

As of May 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of May 31, 1999 was $2,461.

================================================================================
7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the six months ended May 31, 1999.

               30 Oppenheimer Quest Global Value Fund, Inc.

OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

================================================================================
OFFICERS AND DIRECTORS     Bridget A. Macaskill, Chairman of the Board of
                                Directors and President
                           Paul Y. Clinton, Director
                           Thomas W. Courtney, Director
                           Robert G. Galli, Director
                           Lacy B. Herrmann, Director
                           George Loft, Director
                           Robert C. Doll, Jr., Vice President
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary


================================================================================
INVESTMENT ADVISOR         OppenheimerFunds, Inc.
AND ADMINISTRATOR

================================================================================
SUB-ADVISOR                OpCap Advisors

================================================================================
DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER   OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF               Citibank, N.A.
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT ACCOUNTANTS    PricewaterhouseCoopers LLP

                           The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Global Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Global Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                  31 Oppenheimer Quest Global Value Fund, Inc.

                           INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account
information and transactions

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET,
Sat 10am-4pm ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET,
Sat 10am-4pm ET

1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATION DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-6pm ET

1-800-843-4461

OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

1-800-835-3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services,
P.O. Box 5270, Denver, CO 80217-5270




[OPPENHEIMER FUNDS LOGO]


R9O254.001.0599 July 30, 1999